UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 S. 4th Street

Neodesha Kansas 66757

 (Address of Registrant’s Principal Executive Office, Including Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Waiver Agreement in connection with the Company’s 2021 MicaSense Acquisition

As previously disclosed, AgEagle Aerial Systems Inc. (the “Company”) and MicaSense, Inc., a wholly-owned subsidiary of the Company and successor to AgEagle Sensor Systems, Inc. (“MicaSense Buyer”), entered into a stock purchase agreement dated January 26, 2021 (the “MicaSense Purchase Agreement”) with Parrot Drones S.A.S. (“Parrot”) and Justin B. McAllister pursuant to which the MicaSense Buyer acquired 100% of the issued and outstanding capital stock of MicaSense, Inc. (“MicaSense”) from Parrot and Mr. McAllister. The purchase price under the MicaSense Purchase Agreement was subject to a holdback amount of $4,750,000 to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. Pursuant to the MicaSense Purchase Agreement, the holdback amount less any amounts paid or reserved for outstanding indemnity claims, was scheduled to be released in two equal installments, on March 31, 2022 and March 31, 2023. The first installment of $2,375,000 was paid on March 31, 2022.

On July 22, 2022, the Company, the MicaSense Buyer and Parrot entered into a Waiver Agreement (the “MicaSense Waiver Agreement”) pursuant to which (i) Parrot agreed to waive the obligation of the Company and the MicaSense Buyer to pay Parrot $2,351,202, or the portion of the holdback amount due on March 31, 2023 (the “MicaSense Remaining Holdback Payment”) and (ii) upon the Company’s payment to Parrot of $1,175,601 (“the MicaSense Final Purchase Price Payment,” representing 50% of the MicaSense Remaining Holdback Payment), the Company and MicaSense Buyer will be released from any further obligation or liability for payment of any holdback amount under the MicaSense Purchase Agreement.

On July 29, 2022, the Company made the MicaSense Final Purchase Price Payment to Parrot in full satisfaction of its payment obligations under the MicaSense Purchase Agreement.

Waiver Agreement in connection with the Company’s 2021 senseFly S.A. Acquisition

As previously disclosed, the Company entered into a stock purchase agreement dated October 18, 2021 (the “senseFly S.A. Purchase Agreement”) with Parrot pursuant to which the Company acquired 100% of the issued and outstanding capital stock of senseFly S.A. from Parrot. The purchase price under the senseFly S.A. Purchase Agreement was subject to a holdback amount of $4,565,000 to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. Pursuant to the senseFly S.A. Purchase Agreement, the holdback amount less any amounts paid or reserved for outstanding indemnity claims, was scheduled to be released in two equal installments, on December 31, 2022 and December 31, 2023.

On July 22, 2022, the Company and Parrot entered into a Waiver Agreement (the “senseFly S.A. Waiver Agreement”) pursuant to which (i) Parrot agreed to waive the obligation of the Company to pay Parrot a portion of the holdback amount due on December 31, 2022 and December 31, 2023 (collectively, the “senseFly S.A. Remaining Holdback Payments”); (ii) the parties agreed to waive Parrot’s obligation to reimburse the Company for a portion of the legal costs and expenses incurred by the Company related to the filing of a registration statement in connection with the transactions contemplated by the senseFly S.A. Purchase Agreement; and (iii) upon the Company’s payment to Parrot of $2,257,500 (“the senseFly S.A. Final Purchase Price Payment,” representing 50% of the senseFly S.A. Remaining Holdback Payments less 50% of the registration statement expenses), the Company will be released from any further obligation or liability for payment of any holdback amount under the senseFly S.A. Purchase Agreement.

On July 29, 2022, the Company made the senseFly S.A. Final Purchase Price Payment to Parrot in full satisfaction of its payment obligations under the senseFly S.A. Purchase Agreement.

Waiver Agreement in connection with the Company’s 2021 senseFly U.S. Acquisition

As previously disclosed, the Company and AgEagle Aerial, Inc., a wholly-owned subsidiary of the Company (“senseFly U.S. Buyer”) entered into a stock purchase agreement dated October 18, 2021 (the “senseFly U.S. Purchase Agreement”) with Parrot, Inc. (“Parrot U.S.”) pursuant to which the senseFly U.S. Buyer acquired 100% of the issued and outstanding capital stock of senseFly Inc. from Parrot U.S. The purchase price under the senseFly U.S. Purchase Agreement was subject to a holdback amount of $435,000 to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. Pursuant to the senseFly U.S. Purchase Agreement, the holdback amount less any amounts paid or reserved for outstanding indemnity claims, was scheduled to be released in two equal installments, on December 31, 2022 and December 31, 2023.

On July 22, 2022, the Company, the senseFly U.S. Buyer and Parrot U.S. entered into a Waiver Agreement (the “senseFly U.S. Waiver Agreement”) pursuant to which (i) Parrot U.S. agreed to waive the obligation of the Company and the senseFly U.S. Buyer to pay Parrot U.S. a portion of the holdback amount due on December 31, 2022 and December 31, 2023 (collectively, the “senseFly U.S. Remaining Holdback Payments”); (ii) upon the Company’s payment to Parrot U.S. of $217,500 (the “senseFly U.S. Final Purchase Price Payment,” representing 50% of the senseFly U.S. Remaining Holdback Payments), the Company and the senseFly U.S. Buyer will be released from any further obligation or liability for any remaining holdback amount under the senseFly U.S. Purchase Agreement.

On July 29, 2022, the Company made the senseFly U.S. Final Purchase Price Payment to Parrot in full satisfaction of its payment obligations under the senseFly U.S. Purchase Agreement.

The foregoing descriptions of agreements are not complete and are subject to and qualified in their entirety by reference to the MicaSense Waiver Agreement, the senseFly S.A. Waiver Agreement, and the senseFly U.S. Waiver Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 7.01	Regulation FD Disclosure.

On August 2, 2022, the Company issued a press release announcing the entry of the above three waiver agreements. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver Agreement among the Company, MicaSense, Inc. and Parrot Drones S.A.S., dated July 22, 2022
10.2	Waiver Agreement between the Company and Parrot Drones S.A.S., dated July 22, 2022
10.2	Waiver Agreement among the Company, AgEagle Aerial Inc. and Parrot, Inc., dated July 22, 2022
99.1	Press Release of the Company, dated August 2, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2022

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer